                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): January 21, 2005 (October 19, 2004)
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                           BANCORP RHODE ISLAND, INC.
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             (Exact name of registrant as specified in its charter)

                                  Rhode Island

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                 (State or other jurisdiction of incorporation)

       333-33182                                           05-0509802
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     (Commission File Number)              (IRS Employer Identification Number)

              One Turks Head Place, Providence, Rhode Island 02903
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                    (Address of principal executive offices)

                                 (401) 456-5000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 1.01.        Entry into a Material Definitive Agreement

On January 20, 2005, the Registrant's  principal  subsidiary,  Bank Rhode Island
(the  "Bank")  has  adopted  an  amendment  to its 2002  Supplemental  Executive
Retirement Plan (the "SERP")  providing Linda H. Simmons,  the Bank's  Executive
Vice President - Finance and Treasurer,  a $50,000 annual retirement  benefit. A copy of the  amendment  is filed  herewith as Exhibit 10. The annual  retirement benefit  is  payable  upon the later of the  executive  attaining  age 65 or the
executive's   retirement.   Under  the  SERP,  the  Bank  will  also  provide  a
pre-retirement death benefit equal to the projected age 65 accrual balance and a post  retirement  death benefit for Ms. Simmons equal to the accrual  balance at the  date of her  death.  The  Bank  expects  to  fund  the  pre-retirement  and post-retirement  death benefits  through a life insurance  policy  purchased and owned by the Bank,  which  contains a split dollar  endorsement  in favor of Ms.
Simmons.

Ms. Simmons' benefit under the 2002 SERP will vest beginning on November 1, 2010 in 20%  increments  such  that the  accrual  balance  would be fully  vested  on
November 1, 2014.  Thus, if Ms.  Simmons left at the end of the vesting  period, she would be 100% vested in her 2002 SERP accrual balance (i.e.,  the amount the
Bank has accrued to reflect the liability)  but not the full benefit,  resulting in a reduced retirement benefit in the event of early retirement. Ms. Simmons is required  to  remain  employed  at the Bank  until  age 65 to get the full  SERP benefit. The full benefit will vest immediately upon death. In addition,  in the event of a Change of Control,  Ms.  Simmons  becomes fully vested in the $50,000 annual benefit. The SERP is unfunded but provides that upon a Change of Control, the Bank must deposit funds in a trust equal to the present value of the accrued benefit provided under the SERP and thereafter make annual  additional  deposits to reflect any increases in the accrued benefits.  All benefits are forfeited in the event  that the  participant's  employment  is  terminated  on  account of a criminal act of fraud, misappropriation,  embezzlement or a felony that involves property  of the Bank.  The terms of the SERP  benefit,  other  than the  dollar amount,  are the same as provided  other senior  executives  of the Bank and the
Registrant.

Item 8.01.        Other Events

The Boards of directors  of the  Registrant  and the Bank  adopted  increases to their respective Board retainers and meeting fees,  effective October 1, 2004. A schedule  of the current  fees and  compensation  is attached  hereto as Exhibit
99.1.

Item 9.01.  Financial Statements and Exhibits

(c)      Exhibits

Exhibit No.       Exhibit

10      Amendment No. 2 to Bank Rhode Island 2002 Supplemental Executive Retirement Plan.

99.1    Schedule of retainer fees and compensation for the Registrant's and the Bank's
        Board of Directors and committee members.

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BANCORP RHODE ISLAND, INC.

                                   By:      /s/ Albert R. Rietheimer
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                                                Albert R. Rietheimer
                                                Chief Financial Officer

Date:  January 21, 2005